UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          May 10, 2012
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Street Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b) and c)
Diane L. Ford, Vice President and Corporate Controller, notified Integrys Energy Group (the "Company") that she intends to retire on August 31, 2012, after 37 years with the Company. In conjunction with the upcoming retirement of Ms. Ford, on May 10, 2012, the Company's Board of Directors appointed Linda M. Kallas as Vice President and Corporate Controller, effective September 1, 2012. Ms. Kallas will be entitled to participate in compensation plans and arrangements commensurate with other executive officers. Ms. Kallas is 53 years old and has served as Vice President of Finance and Accounting Services at Integrys Business Support, LLC, a subsidiary of the Company, since June 6, 2007. Prior thereto, Ms. Kallas served as Vice President of Finance and Accounting Services at Peoples Energy, LLC (formerly known as Peoples Energy Corporation, a subsidiary of the Company) from February 21, 2007 until December 31, 2007.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 10, 2012, the Company's shareholders approved an amendment to Article 6 of the Company's Articles of Incorporation to adopt a majority voting standard for future director elections.

Effective May 10, 2012, the Company's Board of Directors approved an amendment to Article II, Section 8 of the Company’s By-laws to state that directors shall be elected as provided in the Articles of Incorporation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2012, the Company held its 2012 Annual Meeting of Shareholders. At the Annual Meeting, the Company’s shareholders voted on the following proposals:

1)	The election of 13 directors to the Company’s Board of Directors for a one-year term to expire at the Company’s 2013 Annual Meeting of Shareholders;

2)	The approval of a non-binding advisory resolution to approve the compensation of the Company's named executive officers;

3)	The approval of an amendment to the Company's Articles of Incorporation to adopt a majority voting standard for future director elections; and

4)	The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2012.

The nominees named below were elected as directors at the Annual Meeting by the following final votes cast:

Name of Nominee	For	Withheld	Broker Non-Vote
Keith E. Bailey	44,001,966	914,590	16,531,244
William J. Brodsky	42,652,851	2,263,705	16,531,244
Albert J. Budney, Jr.	43,385,158	1,531,398	16,531,244
Pastora San Juan Cafferty	43,289,399	1,627,157	16,531,244
Ellen Carnahan	44,081,372	835,184	16,531,244
Michelle L. Collins	44,095,226	821,330	16,531,244
Kathryn M. Hasselblad-Pascale	42,526,948	2,389,608	16,531,244
John W. Higgins	43,320,623	1,595,933	16,531,244
Paul W. Jones	43,280,479	1,636,077	16,531,244
Holly K. Koeppel	44,267,199	649,357	16,531,244
Michael E. Lavin	44,067,101	849,455	16,531,244
William F. Protz, Jr.	43,633,350	1,283,206	16,531,244
Charles A. Schrock	42,869,821	2,046,735	16,531,244

Shareholders approved the compensation of the Company's named executive officers by the following final votes cast:

For	Against	Abstained	Broker Non-Vote
40,922,761	2,766,906	1,226,889	16,531,244

Shareholders approved the amendment to the Company's Articles of Incorporation to adopt a majority voting standard for future director elections by the following final votes cast:

For	Against	Abstained	Broker Non-Vote
43,915,273	715,127	286,156	16,531,244

The selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and its subsidiaries for the year ending December 31, 2012, was ratified by the following final votes cast (there were no broker non-votes cast on this proposal):

For	Against	Abstained
59,965,136	1,215,660	267,004

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		3.1	Amendment to the Integrys Energy Group, Inc. Articles of Incorporation effective May 10, 2012

		3.2	Integrys Energy Group, Inc. Restated Articles of Incorporation as in effect at May 10, 2012

		3.3	Amendment to the Integrys Energy Group, Inc. By-laws effective May 10, 2012

		3.4	Integrys Energy Group, Inc. By-laws as in effect at May 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: May 16, 2012

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated May 10, 2012

Exhibit Number

3.1	Amendment to the Integrys Energy Group, Inc. Articles of Incorporation effective May 10, 2012

3.2	Integrys Energy Group, Inc. Restated Articles of Incorporation as in effect at May 10, 2012

3.3	Amendment to the Integrys Energy Group, Inc. By-laws effective May 10, 2012

3.4	Integrys Energy Group, Inc. By-laws as in effect at May 10, 2012